                                                                   EXHIBIT 10.15


                 THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT


                  This THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of June 22, 2004, among WESTLAKE CHEMICAL CORPORATION ("WESTLAKE") and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, the "BORROWERS"), Required Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement (the "AGENT"), and Guarantors under the Credit Agreement (hereinafter defined).

                  Reference is made to the Credit Agreement, dated as of July 31, 2003 (as amended, modified, and supplemented, the "CREDIT AGREEMENT"), among the Borrowers, the Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all Section references herein are to Sections in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS


         A. Westlake or one of its Subsidiaries (the "BUYER") plans to consummate an Acquisition of the domestic assets of Bristolpipe Corporation (the "SELLING ENTITY") for a Purchase Price of approximately $35,000,000 (subject to adjustment as set forth in that certain Asset Purchase Agreement dated June 30, 2004 by and between the Buyer and the Selling Entity (the "ASSET PURCHASE AGREEMENT")) (the "BRISTOLPIPE ACQUISITION"), which Purchase Price exceeds the amount permitted by SECTION 7.26.

         B. Westlake proposes to consummate an initial public offering of its common stock (the "IPO"). In connection with the IPO, Westlake Polymer & Petrochemical, Inc., a Delaware corporation ("WPPI"), and Gulf Polymer & Petrochemical, Inc., a Delaware corporation ("GPPI"), will merge with and into Westlake (or, alternatively, will merge with each other prior to merging with and into Westlake), with Westlake as the surviving entity (collectively, the "IPO MERGERS").

         C. Westlake has requested that Required Lenders waive certain provisions of the Credit Agreement with respect to the solvency of certain Loan Parties.

         D. Westlake has requested certain amendments relating to the solvency of the Loan Parties and certain notice requirements.

         E. Westlake has requested certain amendments and waivers in connection with the Bristolpipe Acquisition, the IPO, and the IPO Mergers.

         F. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments and waivers.

         Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:


                                                      THIRD AMENDMENT AND WAIVER

PARAGRAPH 1. AMENDMENTS. By execution of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 NOTICE. SECTION 5.3(g) is amended in its entirety to read as follows:

         "Immediately after receipt by a Responsible Officer of any Loan Party of (i) any notice of any violation by any Loan Party of any Environmental Law or (ii) any writing from any Governmental Authority asserting that (x) any Loan Party is not in compliance with any Environmental Law or (y) any Loan Party is being investigated for its compliance with the Environmental Law, provided that any such violation, noncompliance or investigation could reasonably be expected to have a Material Adverse Effect;"

1.2 SUBSIDIARIES AND AFFILIATES. The reference to "Parent" in line 3 of SECTION
6.5 is deleted and the term "Westlake" is substituted therefor.

1.3 CAPITALIZATION. SECTION 6.7 is deleted in its entirety.

1.4 DISTRIBUTIONS; CAPITAL CHANGES; RESTRICTED INVESTMENTS. The reference to "$100,000,000" in SECTION 7.10(a) is deleted and the amount "$80,000,000" is substituted therefor.

1.5 TRANSACTIONS WITH AFFILIATES. The first sentence of SECTION 7.15 is amended by (a) deleting the word "and" immediately prior to CLAUSE (b) thereof, and (b) inserting the following as CLAUSE (c) thereof immediately after CLAUSE (b):

         ", and (c) transactions between Westlake and WPPI and between Westlake and GPPI in connection with the IPO Mergers"

1.6 PERMITTED ACQUISITIONS. The reference to "Potential Default" in SECTION 7.26(f) is deleted and the term "Event of Default" is substituted therefor.

1.7 EVENTS OF DEFAULT. SECTION 9.1(e) is amended in its entirety to read as follows:

         "(e) (i) Westlake or any of its Subsidiaries shall (A) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement, or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action, or proceeding; (B) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (C) make an assignment for the benefit of creditors; (D) be unable generally to pay its debts as they become due; or (E) not be Solvent; or (ii) the Loan Parties, on a consolidated basis, shall not be Solvent."

1.8 DEFINITIONS.

         (a) The following definitions are added alphabetically to ANNEX A to the Credit Agreement:

                  (i) GPPI means Gulf Polymer & Petrochemical, Inc., a Delaware corporation.

                  (ii) WPPI means Westlake Polymer & Petrochemical, Inc., a Delaware corporation.


                                                      THIRD AMENDMENT AND WAIVER

                  (iii) IPO MERGERS means the mergers of GPPI and WPPI with and into Westlake in connection with the initial public offering of common stock of Westlake or, alternatively, the merger of GPPI and WPPI (the "FIRST MERGER") and the merger of the surviving corporation of the First Merger with and into Westlake.

         (b) The definition of "Parent" in ANNEX A to the Credit Agreement is deleted in its entirety.

         (c) The definition of "Solvent" in ANNEX A to the Credit Agreement is amended by inserting the following sentence at the end of such definition:

         "Notwithstanding the foregoing, except with respect to SECTION 9.1(e)(II) and the last proviso of each of Sections 2(f) and 2(g) of the Third Amendment and Waiver to Credit Agreement, debt of any Loan Party owed to any other Loan Party shall not be included for purposes of calculating whether a Loan Party is Solvent."

PARAGRAPH 2. WAIVERS. By execution of this Amendment, certain provisions of the Credit Agreement shall be waived as follows:

         (a) In connection with the Bristolpipe Acquisition, the requirement set forth in SECTION 7.26(i)(A) that the Purchase Price for each individual Acquisition be less than or equal to $20,000,000 is hereby waived and Required Lenders hereby agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 7.26(i)(A) or 9.1(c) as a result of the Bristolpipe Acquisition; provided that the Purchase Price for the Bristolpipe Acquisition does not exceed $35,000,000 (subject to adjustment as set forth in the Asset Purchase Agreement so long as such adjustment does not increase the Purchase Price more than 20%).

         (b) With respect to the IPO Mergers, (i) the requirement set forth in
SECTION 7.26(i)(A) that the Purchase Price for each individual Acquisition be less than or equal to $20,000,000 is hereby waived and Required Lenders hereby agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 7.26(i)(A) or 9.1(c) as a result of the IPO Mergers, and (ii) the requirement set forth in
SECTION 7.26(c) that prior to the closing of any Acquisition, the Person to be acquired is Solvent is hereby waived and Required Lenders hereby agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 7.26(c) or 9.1(c) as a result of the Acquisition of Westlake International Corporation as a result of the IPO Mergers so long as the Loan Parties, on a consolidated basis, are Solvent immediately prior to such Acquisition and are Solvent after giving effect to such Acquisition.

         (c) With respect to the Bristolpipe Acquisition and the IPO Mergers, the requirement set forth in SECTION 7.26(i)(B) that the Purchase Price for all Acquisitions consummated during the same Fiscal Year be less than or equal to $50,000,000 is hereby waived and Required Lenders hereby agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 7.26(i)(B) or 9.1(c) as a result of the Bristolpipe Acquisition, the IPO Mergers, and the Acquisition of Westlake International Corporation and Westlake Technology Corporation as a result of the IPO Mergers; provided that the Purchase Price for the Bristolpipe Acquisition (but not for the IPO Mergers) shall be included in any calculation of the $50,000,000 Purchase Price limit set forth in SECTION 7.26(i)(B) for Acquisitions during the applicable Fiscal Year.

         (d) For the avoidance of doubt, after giving effect to the waivers set forth in PARAGRAPHS 2(a) through 2(c), the Bristolpipe Acquisition and the IPO Mergers shall be deemed Acquisitions permitted by SECTION 7.26.


                                                      THIRD AMENDMENT AND WAIVER

         (e) Westlake has advised the Agent and the Lenders that Westlake Overseas Corporation had been dissolved. The representation set forth in SECTION
6.5 in connection with Westlake Overseas Corporation is hereby waived and Required Lenders agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 6.5 or 9.1(b) as a result of the dissolution of Westlake Overseas Corporation.

         (f) Westlake has advised the Agent and the Lenders that, to the extent intercompany payables are included within debt for the purposes of calculating whether or not a Person is Solvent, as of the Closing Date and as of and through the Effective Date (as defined in PARAGRAPH 3(a)), Geismar Vinyls Company LP, Westlake Management Services, Inc., Westlake Polymers LP, Westlake PVC Corporation, Westlake Vinyl Corporation and Westech Building Products, Inc. were not, are not, and will not be Solvent. The representation set forth in SECTIONS
6.8 that each Loan Party is Solvent and the provision set forth in former
SECTION 9.1(e)(v) that it constitutes an Event of Default if Westlake or any of its Subsidiaries shall not be Solvent are hereby waived and Required Lenders hereby agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 6.8, 9.1(b), or former 9.1(e)(v) as a result of any such insolvency; so long as the Loan Parties, on a consolidated basis, were, are, and will be Solvent as of the Closing Date and as of and through the Effective Date.

         (g) Westlake has advised the Agent and the Lenders that after Westlake International Corporation has become a Restricted Subsidiary as a result of its Acquisition by Westlake as a result of the IPO Mergers, Westlake International Corporation will not be Solvent. The representation set forth in SECTIONS 6.8 that each Loan Party is Solvent and the provision set forth in SECTION 9.1(e)(i)(E) (which amends former SECTION 9.1(e)(v)) that it constitutes an Event of Default if Westlake or any of its Subsidiaries shall not be Solvent are hereby waived solely with respect to Westlake International Corporation and Required Lenders hereby agree not to exercise their rights and remedies under the Loan Documents solely as a result of any Default or Event of Default arising under SECTIONS 6.8, 9.1(b), or 9.1(e)(i)(E) (which amends former SECTION 9.1(e)(v)) as a result of such insolvency so long as the Loan Parties, on a consolidated basis, are Solvent immediately prior to such Acquisition and are Solvent after giving effect to such Acquisition.

PARAGRAPH 3. CONDITIONS.

         (a) Notwithstanding any contrary provision, this Amendment is not effective until the date (the "EFFECTIVE DATE") upon which (i) the representations and warranties in this Amendment are true and correct; (ii) the Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, and Required Lenders; and (iii) Borrowers have paid Attorney Costs of the Agent incurred in connection with the Loan Documents, including any outstanding Attorney's Costs of the Agent on the date hereof.

         (b) The effectiveness of the waiver in PARAGRAPH 2(a) is also subject to receipt of the following documents and items from Westlake to the satisfaction of the Agent:

                  (i) UCC lien searches on the Selling Entity from each jurisdiction in which the Selling Entity owns assets and is organized, together with any lien releases with respect to any Liens on the acquired assets other than Permitted Liens;

                  (ii) certified resolutions of the Buyer, authorizing the Bristolpipe Acquisition;

                  (iii) revised schedules to the Credit Agreement:


                                                      THIRD AMENDMENT AND WAIVER

                        Schedule 6.4      -        Prior Corporate Names
                        Schedule 6.12     -        Proprietary Rights
                        Schedule 6.13     -        Trade Names
                        Schedule 6.14     -        Litigation
                        Schedule 6.16     -        Environmental;

                  (iv) revised schedules to the Security Agreement of the Buyer to reflect the Bristolpipe Acquisition:

                        Schedule I        -        Location of Collateral
                        Schedule III      -        Proprietary Rights;

                  (v) certificates of good standing, existence, qualification, and/or authority for the Selling Entity from each jurisdiction in which the Selling Entity does business or owns assets;

                  (vi) to the extent delivered in connection with the Bristolpipe Acquisition, legal opinions dated as of the date of the closing of the Bristolpipe Acquisition (the "ACQUISITION CLOSING DATE") relating to the Bristolpipe Acquisition rendered by counsel to the Buyer and counsel to the Selling Entity;

                  (vii) the Asset Purchase Agreement certified, as of the Acquisition Closing Date, as true and correct by Westlake;

                  (viii) evidence that any additional required consents to the Bristolpipe Acquisition have been obtained, including, without limitation, any consents under the Bond Debt or the Fixed Asset Loan;

                  (ix) evidence satisfactory to the Agent that (a) the Bristolpipe Acquisition will be contemporaneously consummated in compliance, in all material respects, with all conditions and requirements contained in the Asset Purchase Agreement; (b) after giving effect to the Bristolpipe Acquisition, the Buyer will acquire and become the owner of all of the property or assets to be acquired thereby free and clear of any Liens, except Permitted Liens; and (c) in connection with the Bristolpipe Acquisition, no Loan Party has assumed any Debt or other liabilities that should be reflected on a balance sheet in accordance with GAAP other than the liabilities assumed under the Asset Purchase Agreement and reflected on the balance sheet for the Selling Entity delivered to the Agent and the Lenders; and

                  (x) such other agreements, documents, instruments, opinions, certificates, and evidences as the Agent or Required Lenders may reasonably request.

         (c) The effectiveness of all of the amendments in PARAGRAPH 1 (other than the amendment in PARAGRAPHS 1.1, 1.6, and 1.8(c)) and the waivers in PARAGRAPHS 2(b), 2(c), 2(d), and 2(g) is also subject to receipt of the following documents and items from Westlake and satisfaction of the other conditions precedent to the satisfaction of the Agent:

                  (i) UCC lien searches on each of WPPI, GPPI, Westlake International Corporation, and Westlake Technology Corporation from each jurisdiction in which such entity owns assets and is organized, together with any lien releases with respect to any Liens on the assets of such entities other than Permitted Liens;


                                                      THIRD AMENDMENT AND WAIVER

                  (ii) certified resolutions of Westlake, authorizing the IPO and the IPO Mergers;

                  (iii) revised schedules to the Credit Agreement:

                           Schedule 6.4     -       Prior Corporate Names
                           Schedule 6.5     -       Subsidiaries and Affiliates
                           Schedule 6.12    -       Proprietary Rights
                           Schedule 6.13    -       Trade Names;

                  (iv) revised schedules to the Security Agreement of Westlake to reflect the IPO Mergers:

                           Schedule I       -       Location of Collateral
                           Schedule III     -       Proprietary Rights;

                  (v) Obligation Guaranty dated as of the effective date of the IPO Mergers (the "IPO MERGER DATE"), executed by each of Westlake International Corporation and Westlake Technology Corporation (the "NEW SUBSIDIARIES"), as Guarantors;

                  (vi) Security Agreements dated as of the IPO Merger Date, executed by each of the New Subsidiaries, as Debtors, together with completed Schedules thereto;

                  (vii) Copyright Security Agreements dated as of the IPO Merger Date, executed by each of the New Subsidiaries, as Debtors, together with completed Schedules thereto;

                  (viii) Trademark Security Agreements dated as of the IPO Merger Date, executed by each of the New Subsidiaries, as Debtors, together with completed Schedules thereto;

                  (ix) Financing Statements showing each of the New Subsidiaries, as Debtors, prepared for recordation in Delaware;

                  (x) officers' certificate of each of the New Subsidiaries, certifying the incumbency of officers, together with the indicated
         Annexes:

                             Annex A - Resolutions
                             Annex B - Bylaws
                             Annex C - Articles of Incorporation;

                  (xi) certificates of incorporation of each of the New Subsidiaries, certified by the appropriate authority in the jurisdiction of incorporation;

                  (xii) certificates of good standing, existence, qualification, and/or authority for each of the New Subsidiaries from each jurisdiction in which such New Subsidiary does business or owns assets;

                  (xiii) legal opinion reasonably satisfactory to the Agent, dated as of the IPO Merger Date relating to the IPO Mergers by counsel to Westlake;

                  (xiv) (i) a fully-executed copy of all documents and agreements executed and delivered in connection with the IPO Mergers, together with all schedules and exhibits thereto (collectively, the "IPO MERGER DOCUMENTS"), certified as true, correct, and complete by a Responsible Officer of


                                                      THIRD AMENDMENT AND WAIVER

         Westlake; (ii) evidence satisfactory to the Agent and its counsel that the IPO Mergers will be consummated in accordance with the terms of the IPO Merger Documents, and that all material conditions stated therein have been satisfied without waiver; and (iii) evidence of filing of all Certificates of Merger related to the IPO Mergers;

                  (xv) evidence that any additional required consents to the IPO Mergers have been obtained, including, without limitation, any consents under the Bond Debt or the Fixed Asset Loan;

                  (xvi) certification from Westlake that (a) the Debt assumed by Westlake as a result of the IPO Mergers is not secured by any Loan Parties' assets and otherwise satisfies the requirements of SECTION 7.13(g) and delivery to the Agent of all documents related to such Debt and (b) the anticipated repayment of the Bond Debt or Fixed Asset Loan from the proceeds of the IPO will be permitted by SECTIONS 7.14(c)(ii) or 7.14(c)(iii), as applicable;

                  (xvii) after giving effect to the issuance of shares of common stock in the IPO and the IPO Mergers, the Agent shall be reasonably satisfied with the corporate and capital structure and management of Westlake and its Subsidiaries; and

                  (xii) such other agreements, documents, instruments, opinions, certificates, and evidences as the Agent or Required Lenders may reasonably request.

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to the Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrowers or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of each Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speaks to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, or (iii) any of them is waived herein and (b) no Default or Event of Default exists other than as waived herein.

PARAGRAPH 6. EXPENSES. Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by Agent in connection with this Amendment, including, without limitation, Attorney Costs of Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 7. MISCELLANEOUS.

         7.1 This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in ARTICLE 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and



                                                      THIRD AMENDMENT AND WAIVER
captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         7.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 8. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrowers, Guarantors, Agent, Lenders, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.



                                                      THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


BANK OF AMERICA, N.A., as Agent and a Lender



By:    /s/ Robert Mostert
       -------------------------------
Name:  Robert Mostert
Title: Vice President



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender


By:     /s/ John Hanley
        -----------------------------
Name:   John Hanley
Title:  Its Duly Authorized Signatory



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender



By:    /s/ C. Graham Sones
       -----------------------------
Name:  C. Graham Sones
Title: Vice President







                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender


By:    /s/ Paul R. Frank
       ---------------------------
Name:  Paul R. Frank
Title: Vice President


                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WELLS FARGO FOOTHILL, LLC,
as a Lender


By:    /s/ Juan Barrera
       --------------------------
Name:  Juan Barrera
Title: Vice President





                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

LASALLE BUSINESS CREDIT, LLC,
as a Lender



By:    /s/ Joseph Fudacz
       --------------------------
Name:  Joseph Fudacz
Title: Senior Vice President




                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

UBS AG, STAMFORD BRANCH,
as a Lender


By:    /s/ Wilfred V. Saint
       ---------------------------------------
Name:  Wilfred V. Saint
Title: Director, Banking Products Services, US



By:    /s/ Juan Zuniga
       ---------------------------------------
Name:  Juan Zuniga
Title: Banking Products Services, US




                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
ITS CAYMAN ISLANDS BRANCH, as a Lender


By:    /s/ Denise L. Alvarez
       -----------------------------------
Name:  Denise L. Alvarez
Title: Associate



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
ITS CAYMAN ISLANDS BRANCH, as a Lender


By:    /s/ Alain Daoust
       -----------------------------
Name:  Alain Daoust
Title: Director



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender



By:    /s/ Albert Fischetti
       -------------------------------
Name:  Albert Fischetti
Title: Director



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                           BORROWERS AND GUARANTORS:


                              WESTLAKE CHEMICAL CORPORATION,
                              a Delaware corporation
                              WESTLAKE PVC CORPORATION, a Delaware corporation WESTLAKE VINYLS, INC., a Delaware corporation



                              By: /s/ Albert Chao
                                  ----------------------------------------------
                                  Albert Chao
                                  President of the above Borrowers




                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                                NORTH AMERICAN PIPE CORPORATION,
                                a Delaware corporation
                                VAN BUREN PIPE CORPORATION,
                                a Delaware corporation
                                WESTECH BUILDING PRODUCTS, INC.,
                                a Delaware corporation



                                By: /s/ Wayne D. Morse
                                    --------------------------------------------
                                    Wayne D. Morse
                                    President of the above Borrowers




                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                           GEISMAR VINYLS COMPANY LP,
                           a Delaware limited partnership
                              By: GVGP, Inc., its general partner

                           WESTLAKE PETROCHEMICALS LP,
                           a Delaware limited partnership
                              By: Westlake Chemical Investments, Inc.,
                                  its general partner

                           WESTLAKE POLYMERS LP, a Delaware limited partnership
                              By: Westlake Chemical Investments, Inc.,
                                  its general partner

                           WESTLAKE STYRENE LP, a Delaware limited partnership
                              By: Westlake Chemical Holdings, Inc.,
                                  its general partner

                           WPT LP, a Delaware limited partnership
                              By: Westlake Chemical Holdings, Inc.,
                                  its general partner


                              By: /s/ Albert Chao
                                  ----------------------------------------------
                                  Albert Chao
                                  President of the general partners of the
                                  above Borrowers



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                              GUARANTORS:


                              GRAMERCY CHLOR-ALKALI CORPORATION,
                              a Delaware corporation
                              GVGP, INC., a Delaware corporation
                              WESTLAKE CHEMICAL HOLDINGS, INC.,
                              a Delaware corporation
                              WESTLAKE CHEMICAL INVESTMENTS, INC.,
                              a Delaware corporation
                              WESTLAKE MANAGEMENT SERVICES, INC.,
                              a Delaware corporation
                              WESTLAKE OLEFINS CORPORATION,
                              a Delaware corporation
                              WESTLAKE RESOURCES CORPORATION,
                              a Delaware corporation
                              WESTLAKE VINYL CORPORATION,
                              a Delaware corporation



                              By: /s/ Albert Chao
                                  ----------------------------------------
                                  Albert Chao
                                  President of the above entities



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                                        NORTH AMERICAN PROFILES, INC.,
                                        a Delaware corporation


                                        By: /s/ Wayne D. Morse
                                            ------------------------------------
                                            Wayne D. Morse
                                            President



                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER

Signature Page to that certain Third Amendment and Waiver to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.


                                 GEISMAR HOLDINGS, INC., a Delaware corporation WESTLAKE CHEMICAL MANUFACTURING, INC., a Delaware corporation
                                 WESTLAKE CHEMICAL PRODUCTS, INC.,
                                 a Delaware corporation
                                 WESTLAKE DEVELOPMENT CORPORATION,
                                 a Delaware corporation



                                 By: /s/ R. Michael Looney
                                     -------------------------------------------
                                     R. Michael Looney
                                     President of the above entities




                  SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER